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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 1999

                             APPLIED MATERIALS, INC.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-6920                    94-1655526
--------------------------------       ---------------  -----------------------------------
  (State or other jurisdiction          (Commission      (IRS Employer Identification No.)
        of incorporation)               File Number)


3050 Bowers Avenue, Santa Clara, California                     95054
-----------------------------------------------       --------------------------
     (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (408) 727-5555
               ---------------------------------------------------

                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.    Other Events.

               On July 7, 1999, the Board of Directors of Applied Materials, Inc., a Delaware corporation (the "Company"), declared a dividend distribution of one Right for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on July 18, 1999 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one ten-thousandth (1/10,000) of a share of Series A Junior Participating Preferred Stock, par value $.01 per share ("Preferred Stock"), at a price of $375 per one ten-thousandth of a share of Preferred Stock (the "Exercise Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent.

               Initially, the Rights will be evidenced by the Common Stock certificates representing shares then outstanding and no separate Right certificates will be distributed. The Rights will be exercisable, and transferable apart from the shares of Common Stock, on the earlier to occur of
(i) 10 business days following a public announcement that a person or group of affiliated or associated persons has acquired, or has obtained the right to acquire (an "Acquiring Person"), beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer if, upon consummation thereof, the person who commenced the offer would be an Acquiring Person (the earlier of such dates being called the "Distribution Date"). The foregoing time periods are subject to extension as set forth in the Rights Agreement. After the occurrence of an event set forth in clause (ii) above, Rights will become exercisable for fractions of shares of Preferred Stock at the Exercise Price per one ten-thousandth of a share of Preferred Stock. After the occurrence of an event set forth in clause (i) above, the Rights will become exercisable as set forth below.

               After the Record Date and until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to each holder of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights.

               The Rights are not exercisable until the Distribution Date and will expire at the close of business on July 6, 2009, unless earlier redeemed by the Company as described below.

               As soon as practicable after the Distribution Date, Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to



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the Distribution Date will be issued with Rights.

               In the event that any person or group becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock (other than as a result of a tender or exchange offer for all shares of the Common Stock at a price determined by a majority of the directors who are not representatives, nominees, affiliates or associates of an Acquiring Person, after receiving advice from one or more nationally recognized investment banking firms selected by such directors, to be fair and adequate to the stockholders, and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer")), the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter have the right to receive, for a 90-day period (the "Exercise Period"), upon exercise, Common Stock (or, under certain circumstances, cash, preferred stock or other securities of the Company) having a market value equal to two times the exercise price paid (i.e., at a 50% discount). Following the occurrence of this event, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void. However, Rights generally are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below. Further, Rights generally are exercisable only after the effectiveness of a registration statement for the Common Stock under the Securities Act of 1933, as amended.

               In the event that, at any time after any person or group becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock (other than as a result of a Permitted Offer), (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation (other than following a Permitted Offer), (ii) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Stock is changed or exchanged (other than following a Permitted Offer), or (iii) 50% or more of the Company's assets or earning power (on a consolidated basis) is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, common stock of the acquiring company having a market value equal to two times the exercise price paid (i.e., at a 50% discount). The events described in this paragraph are defined as "Triggering Events."

               The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or
(iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above). Provision is made for similar anti-dilution adjustments with respect to the Common Stock.

               With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in such Exercise Price. No



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fractional shares of Preferred Stock will be issued (except fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

               Shares of Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and subordinate to other series of the Company's preferred stock. Each share of Preferred Stock will have a minimum preferential quarterly dividend rate of $1.00 per share but will be entitled to an aggregate dividend of 10,000 times the dividend declared on the Company's Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferred liquidation payment of $1.00 per share but will be entitled to receive an aggregate liquidation payment equal to 10,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 10,000 votes, voting together with the Company's Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 10,000 times the amount received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

               Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one ten-thousandth interest in a share of Preferred Stock purchasable upon the exercise of each Right should approximate the value of one share of Common Stock.

               At any time after the date of the Rights Agreement until 10 business days (or such later date as the Board of Directors of the Company may determine) following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors. Thereafter, the Company's right of redemption may be reinstated if the Exercise Period has expired, no Triggering Event has occurred and an Acquiring Person reduces his beneficial ownership to 5% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there are no other Acquiring Persons. Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

               The Rights Agreement includes a "TIDE" (Three-year Independent Director Evaluation) provision. Under the TIDE provision, the Board of Directors' Stockholder Rights Plan Committee composed of independent directors will review the Rights Plan periodically (at least every three years). This committee will communicate its conclusions to the full Board of Directors after each review, including any recommendation as to whether the Rights Plan should be modified or the Rights should be redeemed.

               Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to the stockholders or the Company, the stockholders may, depending upon the circumstances, recognize taxable income in



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the event that the Rights become exercisable for Preferred Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

               Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

               On July 7, 1999, the Company issued a press release announcing the declaration of the Rights dividend pursuant to the Rights Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

               As soon as practicable after July 18, 1999, the Company will mail to its stockholders a letter and an accompanying "Summary of Rights to Purchase Preferred Stock," a form of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

               The Rights have certain anti-takeover effects and can cause substantial dilution to a person or group that acquires 20% of more of the Common Stock (other than pursuant to a Permitted Offer) on terms not approved by the Board of Directors of the Company. The Rights should not, however, interfere with any merger or other business combination that the Board of Directors finds to be in the best interests of the Company and its stockholders because the Rights can be redeemed by the Board of Directors before the consummation of such transaction.

               Separately, the Board of Directors amended the Company's bylaws to require that future amendment or repeal of bylaw provisions by stockholders may be effected only by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The same stockholder vote generally is required for stockholder approval of changes to the Company's certificate of incorporation. The Company's bylaws, as amended through July 7, 1999, are filed herewith as Exhibit 3.1.

Item 7.    Financial Statements and Exhibits.

          Exhibit No.                         Description
          -----------                         -----------
              3.1             Bylaws of Applied Materials, Inc., as amended and
                              restated through July 7, 1999.

              4.1 Rights Agreement, dated as of July 7, 1999, between Applied Materials, Inc. and Harris Trust and Savings Bank, as Rights Agent, including the Certificate of Designation, Preferences and Rights of the Terms of the Series A Junior Participating
                              Preferred Stock attached thereto as Exhibit A, the Form of Right



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
                              Certificate attached thereto as Exhibit B and the Form of Summary of Rights to Purchase Preferred
                              Stock attached thereto as Exhibit C (incorporated herein by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A, dated July 9, 1999).

             99.1             Press Release, dated July 7, 1999.

             99.2 Form of letter to the stockholders of registrant, together with the accompanying Summary of Rights to Purchase Preferred Stock.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     APPLIED MATERIALS, INC.
                                     (Registrant)

Date:  July 16, 1999                 By      /s/   Joseph J. Sweeney
                                         ---------------------------------------
                                                   Joseph J. Sweeney
                                           Vice President, Legal Affairs and
                                                 Intellectual Property



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                                  EXHIBIT INDEX

    Exhibit No.                                Description
    -----------                                -----------
        3.1           Bylaws of Applied Materials, Inc., as amended and restated
                      through July 7, 1999.

        4.1           Rights Agreement, dated as of July 7, 1999, between
                      Applied Materials, Inc. and Harris Trust and Savings Bank, as Rights Agent, including the Certificate of Designation, Preferences and Rights of the Terms of the Series A Junior
                      Participating Preferred Stock attached thereto as Exhibit
                      A, the Form of Right Certificate attached thereto as Exhibit B and the Form of Summary of Rights to Purchase
                      Preferred Stock attached thereto as Exhibit C
                      (incorporated herein by reference to Exhibit 1 to the registrant's Registration Statement on Form 8-A, dated
                      July 9, 1999).

        99.1          Press Release, dated July 7, 1999.

        99.2 Form of letter to the stockholders of registrant, together with the accompanying Summary of Rights to Purchase
                      Preferred Stock.



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